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                                                                   Exhibit 23(a)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



          As independent public accountants, we hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement No. 33-60417 of our reports dated February 17, 1997, included in Enron Corp.'s Form 8-K dated March 17, 1997 and Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this Registration Statement.



                                        ARTHUR ANDERSEN LLP





          Houston, Texas
          July 9, 1997